MARCH 31, 1999

                             [LOGO] BT Mutual Funds

Institutional
International Small Company
           Equity Fund
           Semi-Annual Report

                    TRUST: BT INSTITUTIONAL FUNDS

                    INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
International Small Company Equity Fund

Table of Contents
--------------------------------------------------------------------------------

     Letter to Shareholders .......................................    3

     International Small Company Equity Fund
       Statement of Assets and Liabilities ........................    6
       Statement of Operations ....................................    6
       Statements of Changes in Net Assets ........................    7
       Financial Highlights .......................................    7
     Notes to Financial Statements ................................    8

     International Small Company Equity Portfolio
       Schedule of Portfolio Investments ..........................   10
       Statement of Assets and Liabilities ........................   12
       Statement of Operations ....................................   12
       Statements of Changes in Net Assets ........................   13
       Financial Highlights .......................................   13
       Notes to Financial Statements ..............................   14

                                ---------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ---------------

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--------------------------------------------------------------------------------
International Small Company Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this semi-annual report for the BT Institutional International Small Company Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

Overall, the six months ended March 31, 1999 witnessed a continuation of the significant volatility experienced by smaller companies, both in the U.S. and internationally, during the previous year. While equities in general were strong, the small cap sector in particular still lagged, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks.

Global markets rebounded to new highs in the fourth calendar quarter. This recovery was prompted in large part by the U.S. Federal Reserve Board removing some of the systemic risk in the global financial system through two official interest rates cuts. In turn, Japan and Europe cut their interest rates, reinforcing the trend towards lower rates globally. Small cap stocks benefited from this trend, with liquidity generally improving.

The recovery in small caps came almost entirely from growth stocks. Investors appeared willing to endure the lack of liquidity in small caps, but only if they could get earnings growth in exchange. All growth sectors bounced back, with technology leading the recovery.

Japan's small cap equities showed particularly strong performance in the first quarter of 1999. Expectations of a recovery in the Japanese economy grew with a flow of restructuring announcements by Japanese corporations and bank capital injections. A Tankan survey was released indicating improved business sentiment. There were also signs of improvement in consumer confidence in Europe.

Overall, relative small cap performance was impacted by three dominant factors.

o Macroeconomic environment - The premium on larger capitalization equities' liquidity and perceived safety remained, to the clear detriment of smaller companies, as:

     -the crisis in Asia spread to other regions, especially to Latin America

     -fears of a global credit crunch hovered

     -a flight to quality sentiment was still in place

     -indexing and index-hugging grew in popularity

     -concerns grew that, at best, the Federal Reserve Board was on hold, and perhaps may act to raise interest rates at the first sign of U.S. inflation.

o Earnings and valuations - Small cap earnings expectations were initially strong, though they came in weaker than expected. Relative valuations as compared to large cap stocks were extremely attractive at multi-decade lows. This made global small caps a value play, as investors continued to bid up large cap stocks.

o Globalization - A deluge of merger and acquisition (M&A) activity tended to support large cap stocks, as small cap stocks were for the most part underrepresented in those sectors most affected, such as financials, utilities, and pharmaceuticals. More recently, the automobile, oil, and telecommunications sectors also saw great M&A activity. The trend was away from domestic deals and toward regional, pan-European, or global ones.

INVESTMENT REVIEW

     The Fund underperformed its benchmark and category average, primarily because many of the stocks in our portfolio were the smaller companies within the small company universe, and the drive toward the more liquid stocks punished these stocks more significantly. Our bias for recovering and restructuring companies also impacted performance, as companies undergoing change tend to have greater difficulty in volatile times like these. The Fund's underweight position in the outperforming Japanese market hurt performance in the second quarter of the semi-annual period.


 Periods ended March 31, 1999                           Cumulative Total Returns
--------------------------------------------------------------------------------
                                                          Past 6        Since
                                                          months      inception
--------------------------------------------------------------------------------
 BT Institutional International
   Small Company Equity Fund(1)                           (5.61)%      (24.11)%
   (inception 6/30/98)
--------------------------------------------------------------------------------
 Salomon Brothers Extended Market Index Ex US(2)          14.77%        (2.60)%
--------------------------------------------------------------------------------
 Lipper International Small Cap Average(3)                18.35%        (1.42)%
--------------------------------------------------------------------------------

Given our outlook for global small cap stocks, we began to make some structural changes to the portfolio over the semi-annual period. For example, we increased the Fund's exposure to:
o    some larger, more liquid small cap stocks
o    companies with greater earnings visibility
o    more growth-oriented small cap companies
o sectors where small caps can more effectively compete, have a chance of achieving top line growth, and have potential for some pricing power, e.g. education, technology, media, and outsourcing companies.

                           Ten Largest Stock Holdings

               Nihon Unisys, Ltd.                 MDIS Group PLC
               EasyNet Group PLC                  Sogeparc SA
               Modern Times Group MTG - B         Nutreco Holding NV
               PubliGroupe SA                     BPP Holdings PLC
               Expand                             Havas Advertising SA

----------
(1) Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) Indexes are unmanaged, and investments cannot be made in an index. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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International Small Company Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------


                    Diversification of Portfolio Investments

                         By Sector as of March 31, 1999
                     (percentages are based on market value)

     Netherlands 8%                          Switzerland 7%

     Japan 10%                               Germany 5%

     Sweden 10%                              Ireland 5%

     France 14%                              Spain 3%

     United Kingdom 28%                      Norway 2%

                                             Italy 2%

                                             Austria 2%

                                             Canada 2%

                                             Finland 1%

                                             Hong Kong 1%

There is particularly strong evidence of recovery coming through for the media sector in Europe. These companies tend to be major players in their markets, and management is often focused on improving shareholder returns. The Fund bought shares of MTG in Sweden and Havas Advertising in France and increased our holding in PubliGroupe in Switzerland.

More specifically, we sought companies with the following attributes:
o    niche positioning and market share
o    geographic expansion potential to grow their top line
o    strategic alliances
o    outsourcing practices
o    emerging industries.

We also made some sector adjustments to the Fund, both geographically and by industry. We continued to favor continental Europe. Holdings in the United Kingdom were reduced and exposure to Japan remained low. This allocation did benefit the Fund. Our favored sectors were technology, telecommunications equipment, outsourcing, and education. These sectors all experienced structural growth and thus were less exposed to any slowdown in the world economy. We also focused on companies that are domestically-oriented and therefore somewhat sheltered from slower global growth.

For example, we focused on mobile phones in Europe. The Fund purchased holdings in Europolitan in Sweden, Esat Telecom in Ireland, and Filtronic in the United Kingdom--each driven by the explosive growth in this sector. We continued to underweight the basics and industrial capital goods sectors, where there was significant overcapacity and a general lack of pricing power.

--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the BT Institutional International Small Company Equity Fund and the Salomon Brothers Extended Market Index Ex U.S. since June 30, 1998.

                          Total Return for the Periods
                             Ended March 31, 1999(1)

                        Six Months          Since 6/30/98(2)
                        ----------          ----------------
                          (5.61)%               (24.11)%

----------
(1)  The Fund's inception date.
(2)  Unaudited.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                           BT Institutional           Salomon Brothers
                            International                 Extended
                            Small Company               Market Index
                             Equity Fund                  EX U.S.
                           ----------------           ----------------
             Jun-98             10000                      10000
             Sep-98              8040                       8487
             Dec.-98             7982                       9604
             Mar-99              7589                       9740

Performance figures assume the reinvestment of dividends and capital gain distributions.

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--------------------------------------------------------------------------------
International Small Company Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

MANAGER OUTLOOK

As we look ahead for the near term, we anticipate a somewhat difficult environment for smaller companies.
o Small companies tend to be tied to their local economies, while large caps are often more diversified across markets. As our global economic growth and inflation expectations are subdued, larger companies may be favored.
o Investors in the new European economic and monetary union (EMU) are primarily allocating their institutional equity portfolios to the largest stocks of the different European countries. As European benchmark indices supplant old national ones, valuations and performance will be affected.
o More and more index trackers are coming to the market and driving the share prices of larger stocks.
o    Risk and volatility premia, while falling, are expected to remain high.

However, over the longer term, there are still many reasons to be optimistic on the international small cap sector.
o Global interest rates have been reduced, hence the operating environment is improving and small caps are once again being offered capital to finance growth.
o The valuation of small caps relative to large caps remains particularly attractive, with some market valuations at historic lows.
o Should a world economic slowdown take place, it is likely that large cap stocks that rely on globalization for their earnings growth will relatively underperform small cap stocks that rely on new product innovation for earnings growth.
o Small cap companies tend to be more domestically oriented than large cap multi-nationals and, as such are less potentially vulnerable in a slowing global growth environment.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term. At Bankers Trust we are disciplined in our "growth at a reasonable price"
(GARP) investment process. We:
o focus on individual companies that offer compelling valuations relative to their growth rates as well as those that offer a strengthening competitive position, good total returns with what we believe is relatively little financial or other risk, and a sound historical management strategy
o    focus on companies that are in industries experiencing sharp growth
o use extensive fundamental research to identify attractive investment opportunities in unrecognized value companies and sectors internationally
o exploit the gap between perception and reality of a company's true business value as a potential source of value for the Fund's investors
o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness
o use asset allocation, country selection, and currency selection primarily as risk management tools.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital appreciation. We value your support of the International Small Company Equity Fund and look forward to serving your investment needs in the years ahead.

                               /s/ Monik Kotecha

                                  Monik Kotecha
                            Portfolio Manager of the
                  International Small Company Equity Portfolio
                                 March 31, 1999

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--------------------------------------------------------------------------------
International Small Company Equity Fund

Statement of Assets and Liabilities March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investment in International Small Company Equity Portfolio, at Value .....   $ 373,856
   Prepaid Expenses and Other ...............................................      12,283
                                                                                ---------
Total Assets ................................................................     386,139
                                                                                ---------
Liabilities
   Due to Bankers Trust .....................................................      14,499
   Accrued Expenses and Other ...............................................      20,479
                                                                                ---------
Total Liabilities ...........................................................      34,978
                                                                                ---------
Net Assets ..................................................................   $ 351,161
                                                                                =========
Composition of Net Assets
   Paid-in Capital ..........................................................   $ 464,522
   Undistributed Net Investment Income ......................................       9,447
   Accumulated Net Realized Loss from Investment, Foreign Currencies and
      Forward Foreign Currency Transactions .................................     (65,798)
   Net Unrealized Depreciation on Investments, Foreign Currencies and Forward
      Foreign Currency Contracts ............................................     (57,010)
                                                                                ---------
Net Assets ..................................................................   $ 351,161
                                                                                =========
Net Asset Value, Offering and Redemption Price Per Share
   (net assets divided by shares outstanding) ...............................   $    7.52
                                                                                =========
Shares Outstanding ($0.001 par value per share, unlimited number of shares
   of beneficial interest authorized) .......................................      46,680
                                                                                =========


--------------------------------------------------------------------------------

Statement of Operations For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Income Allocated from International Small Company Equity Portfolio, net   $  1,077
                                                                             --------
Expenses
   Professional Fees .....................................................     12,371
   Printing and Shareholder Reports ......................................      6,370
   Trustee Fees ..........................................................      2,139
   Registration Fees .....................................................        989
   Administration and Service Fees .......................................        179
   Miscellaneous .........................................................      5,026
                                                                             --------
   Total Expenses ........................................................     27,073
   Less Expenses absorbed by Bankers Trust ...............................    (26,514)
                                                                             --------
      Net Expenses .......................................................        559
                                                                             --------
Net Investment Income ....................................................        518
                                                                             --------
Realized and Unrealized Gain (Loss) on Investment, Foreign Currencies
   and Forward Foreign Currency Contracts
   Net Realized Loss from:
        Investment Transactions ..........................................    (55,538)
        Foreign Currency Transactions ....................................     (4,829)
        Forward Foreign Currency Transactions ............................     (4,993)
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Foreign Currencies, and Forward Foreign Currency Contracts .........     44,191
                                                                             --------
Net Realized and Unrealized Loss on Investment, Foreign Currencies
   and Forward Foreign Currency Contracts ................................    (21,170)
                                                                             --------
Net Decrease in Net Assets from Operations ...............................   $(20,651)
                                                                             ========

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
International Small Company Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  For the period
                                                                                  For the         June 30, 1998(2)
                                                                             six months ended         through
                                                                              March 31, 1999(1)   September 30, 1998
                                                                             ------------------   ------------------
Increase (Decrease) in Net Assets from:
   Operations
   Net Investment Income ................................................        $     518          $   2,484
   Net Realized Gain (Loss) from Investment, Foreign Currency and Forward
      Foreign Currency Transactions .....................................          (65,360)             9,101
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Foreign Currencies and Forward Foreign Currency Contracts .........           44,191           (101,201)
                                                                                 ---------          ---------
Net Decrease in Net Assets from Operations ..............................          (20,651)           (89,616)
                                                                                 ---------          ---------
Distributions to Shareholders
   Net Investment Income ................................................               --                 --
   Net Realized Gains ...................................................           (3,217)                --
                                                                                 ---------          ---------
Total Distributions .....................................................           (3,217)                --
                                                                                 ---------          ---------
Capital Transactions
   Proceeds from Sales of Shares ........................................           15,211            458,589
   Cost of Shares Sold ..................................................           (4,457)            (4,698)
                                                                                 ---------          ---------
Total Increase from Capital Transactions in Shares of Beneficial Interest           10,754            453,891
                                                                                 ---------          ---------
Total Increase (Decrease) in Net Assets .................................          (13,114)           364,275
Net Assets
Beginning of Period .....................................................          364,275                 --
                                                                                 ---------          ---------
End of Period (Including undistributed net income of
   $9,447 and $8,929, respectively) .....................................        $ 351,161          $ 364,275
                                                                                 =========          =========

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated for the International Small Company Equity Fund.

                                                                                                 For the period
                                                                                For the          June 30, 1998(2)
                                                                           six months ended          through
                                                                           March 31, 1999(1)    September 30, 1998
                                                                           -----------------    -------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period ................................            $ 8.04              $ 10.00
                                                                                 ------              -------
Income from Investment Operations
   Net Investment Income ............................................             (0.01)                0.05
   Net Realized and Unrealized Loss on Investment,
      Foreign Currencies and Forward Foreign Currency Transactions ..             (0.46)               (2.01)
                                                                                 ------              -------
Total from Investment Operations ....................................             (0.45)               (1.96)
                                                                                 ------              -------
Distributions to Shareholders
   Net Investment Income ............................................                --                   --
   Net Realized Gains ...............................................             (0.07)                  --
                                                                                 ------              -------
Total Income (Loss) from Investment Operations ......................             (0.07)                  --
                                                                                 ------              -------
Net Asset Value, End of Period ......................................            $ 7.52              $  8.04
                                                                                 ======              =======
Total Investment Return .............................................             (5.61)%             (19.60)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .........................            $  351              $   364
   Ratios to Average Net Assets:
      Net Investment Income .........................................              0.29%(3)             2.80%(3)
      Expenses, Including Expenses of the Institutional Small Company
         Equity Portfolio ...........................................              1.20%(3)             1.20%(3)
      Decrease Reflected in Above Expense Ratio Due to Absorption of
         Expenses by Bankers Trust ..................................                20%(3)               45%(3)

-------------
(1) Unaudited
(2) Commencement of operations
(3) Annualized

                       See Notes to Financial Statements.

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International Small Company Equity Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on March 26, 1990, as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. International Small Company Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on June 30, 1998. The Fund invests substantially all of its assets in the International Small Company Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of the Fund's investment in the Portfolio reflects its proportionate interest in the net assets of the Portfolio. At March 31, 1999, the Fund's investment was approximately 78% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Securities Valuation

Valuation of securities by the Portfolio is discussed in note 1B of the Portfolio's Notes to the Financial Statements and are included elsewhere in this report.

C. Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually to the extent they are not offset by any capital loss carry-forwards.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

Investment transactions are accounted for on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.10% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.10% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.20% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. a member of the Forum Group of Companies, provides distribution services to the Fund.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

--------------------------------------------------------------------------------
International Small Company Equity Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 3--Shares of Beneficial Interest

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                              For the period
                                                              June 30, 1998
                                                            (Commencement of
                     For the six months ended                 Operations)
                    March 31, 1999 (unaudited)             September 30, 1998
                    --------------------------           ----------------------
                      Shares           Amount            Shares         Amount
                      ------          -------            ------        --------
Sold                   1,958          $15,211            45,848        $458,589
Reinvested                --               --                --              --
Redeemed                (583)          (4,457)             (543)         (4,698)
                      ------          ------             ------        --------
et Increase            1,375          $10,754            45,305        $453,891
                      ======          =======            ======        ========

Note 4--Risks of Investing in International Small Company Stocks

Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P500. Among the reasons for the greater volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

  Shares             Description                                          Value
  ------             -----------                                          -----

             COMMON STOCKS - 85.9%
             Austria - 1.5%
    104      Austria Tabakwerke AG ................................      $ 7,007
                                                                         -------
             Canada - 1.4%
    497      Clearnet Communications, Inc. Class A ................        6,587
                                                                         -------
             Finland - 0.6%
    333      Raisio Group PLC .....................................        3,089
                                                                         -------
             France - 12.4%
  1,307      Bertin Et Cie SA (b)(c) ..............................            0
     87      Club Mediterrane SA ..................................        7,703
    357      Expand (b) ...........................................       13,492
     60      Groupe GTM ...........................................        5,961
     42      Hachette Filipacchi Medias ...........................        9,800
     54      Havas Advertising SA .................................       10,467
    158      Sogeparc SA ..........................................       12,352
                                                                         -------
                                                                          59,775
                                                                         -------
             Germany - 1.3%
    163      Boewe Systec AG ......................................        4,400
    118      Rinol AG .............................................        1,911
                                                                         -------
                                                                           6,311
                                                                         -------
             Hong Kong - 0.6%
  2,000      ASM Pacific Technology, Ltd. .........................        1,058
  1,200      Hong Kong Aircraft Engineering .......................        1,765
                                                                         -------
                                                                           2,823
                                                                         -------
             Ireland - 4.2%
    399      CBT Group Public Limited
             Company ADR (a) ......................................        4,564
    128      Esat Telecom Telecom PLC .............................        5,360
    170      IONA Technologies PLC ADR (a) ........................        5,164
    427      Saville Systems, PLC ADR .............................        5,231
                                                                         -------
                                                                          20,319
                                                                         -------
             Italy - 1.8%
  4,031      Poligrafici Editoriale SPA ...........................        6,028
  1,570      Stefanel SPA (a) .....................................        2,399
                                                                         -------
                                                                           8,427
                                                                         -------
             Japan - 8.8%
  1,000      Japan Airport Terminal Co., Ltd. .....................        7,859
  1,000      Nihon Unisys, Ltd. ...................................       18,448
    800      Nishio Rent All Co. ..................................        7,076
    200      Trans Cosmos, Inc. ...................................        8,760
                                                                         -------
                                                                          42,143
                                                                         -------
             Netherlands - 7.6%
    200      Athlon Groep NV ......................................        5,259
    255      GTI Holding NV .......................................        4,956
    469      ICT Automatisering NV ................................        9,622
    295      Nutreco Holding NV ...................................       12,152
    216      Unit 4 (a) ...........................................        4,735
                                                                         -------
                                                                          36,724
                                                                         -------


  Shares             Description                                          Value
  ------             -----------                                          -----

             Norway - 2.2%
   4,973     NCL Holdings ASA (a) ................................      $ 10,688
                                                                        --------
             Spain - 2.5%
     110     Portland Valderrivas SA .............................         3,857
     347     Superdiplo SA (a) ...................................         8,254
                                                                        --------
                                                                          12,111
                                                                        --------
             Sweden - 9.3%
     690     Castellum AB ........................................         6,426
     248     Enator AB ...........................................         7,125
      71     Europolitan Holdings AB .............................         6,552
     781     Modern Times Group -MTG B ...........................        13,977
     311     OM Gruppen AB .......................................         3,900
     241     Scandic Hotels AB ...................................         6,924
                                                                        --------
                                                                          44,904
                                                                        --------
             Switzerland - 6.7%
       6     Bank Sarasin et Cie .................................        10,114
       7     Phonak Holdings AG ..................................         8,293
      32     PubliGroupe SA ......................................        13,886
                                                                        --------
                                                                          32,293
                                                                        --------
             United Kingdom - 24.9%
   2,070     Anglo Irish Bank Corporation PLC ....................         5,947
   1,310     BPP Holdings PLC ....................................        10,730
   1,958     Corporate Services Group PLC ........................         2,323
   2,130     Easynet Group PLC ...................................        14,284
   3,620     Fife Group PLC (b) ..................................         3,476
     367     Filtronic PLC .......................................         4,715
   2,141     First Active PLC ....................................         9,071
     410     ICON PLC ADR (a) ....................................         5,945
  13,031     Industrial Control Services Group PLC (b) ...........         4,049
     982     Infobank International Holdings PLC .................         1,363
     276     Kewill Systems PLC ..................................         6,593
  22,256     MDIS Group PLC ......................................        13,291
   4,679     Northern Leisure PLC ................................        10,233
   3,340     Nursing Home Properties PLC .........................         9,569
   3,090     Quarto Group Group, Inc.(b) .........................         4,065
   8,640     Southhampton Leisure Holdings PLC ...................         5,299
  12,461     Tullow Oil PLC ......................................         9,050
                                                                        --------
                                                                         120,003
                                                                        --------
Total Common Stocks (Cost $472,159) ..............................       413,204
                                                                        --------
             PREFERRED STOCK - 3.6%
             Germany - 3.6%
     254     Fielmann AG-Pfd .....................................         9,023
     168     Prosieben Media Ag-Pfd ..............................         8,073
                                                                        --------
Total Preferred Stock (Cost $19,545) .............................        17,096
                                                                        --------
Total Investents (Cost $491,704) ..........................  89.4%      $430,300
Other Assets...............................................  10.6%        50,806
                                                            -----       --------
Net Assets ................................................ 100.0%      $481,106
                                                            =====       ========

----------
(a) Non-Income Producing Security
(b) Illiquid Security
(c) Security Fair Valued by Management. See footnote 1b.

The following abbreviations are used in the portfolio descriptions:
ADR--American Depository Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Industry Diversification (as a percentage of Total Investments):

                                                                  % of
     Industry                                                  Market Value
     --------                                                  ------------

     Autos & Trucks .........................................      1.32%
     Banks ..................................................      6.11%
     Building & Construction ................................      3.22%
     Commercial Services ....................................      5.68%
     Computer Services & Software ...........................     23.47%
     Consumer Goods .........................................      7.50%
     Financial Services .....................................      3.26%
     Foods ..................................................      3.83%
     Investment Companies ...................................      2.40%
     Leisure Related ........................................      8.32%
     Manufacturing ..........................................      3.06%
     Marketing ..............................................      3.49%
     Oil Related ............................................      2.27%
     Paper & Forest Products ................................      1.10%
     Pharmaceuticals ........................................      1.49%
     Printing & Publishing ..................................      4.99%
     Retail .................................................      2.07%
     Telecommunication ......................................     10.27%
     Tobacco ................................................      1.76%
     Transportation .........................................      1.97%
     Other(1) ...............................................      2.42%
                                                                 ------
     Total ..................................................    100.00%
                                                                 ======

----------
(1) No one industry represents more than 1% of Portfolio Holdings

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Statement of Assets and Liabilities March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investments, at value (cost of $491,704) .......................   $ 430,300
   Cash(1) ........................................................      58,689
   Receivable for Securities Sold .................................       3,675
   Unrealized Appreciation on Forward Foreign Currency Contracts ..       5,242
   Dividends and Interest Receivable ..............................       1,476
                                                                      ---------
Total Assets ......................................................     499,382
                                                                      ---------
Liabilities
   Due to Bankers Trust ...........................................       2,076
   Unrealized Depreciation on Forward Foreign Currency Contracts ..       2,570
   Accrued Expenses and Other .....................................      13,630
                                                                      ---------
Total Liabilities .................................................      18,276
                                                                      ---------
Net Assets ........................................................   $ 481,106
                                                                      =========
Composition of Net Assets
   Paid-in Capital ................................................   $ 540,123
   Net Unrealized Depreciation on Investments, Foreign Currency and
      Forward Foreign Currency Contracts ..........................     (59,017)
                                                                      ---------
Net Assets ........................................................   $ 481,106
                                                                      =========

----------
(1)  Includes foreign cash of $34,220 with a cost of $34,448


--------------------------------------------------------------------------------

Statement of Operations  For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Dividends (Net of Foreign Witholding Tax of $298) ...................   $  2,203
   Interest ............................................................      2,024
                                                                           --------
Total Investment Income ................................................      4,227
                                                                           --------
Expenses
   Professional Fees ...................................................     13,763
   Advisory Fees .......................................................      2,749
   Trustees Fees .......................................................      1,622
   Administration and Service Fees .....................................        375
   Foreign Custody Fees ................................................        112
   Miscellaneous .......................................................        920
                                                                           --------
   Total Expenses ......................................................     19,541
   Less Expenses absorbed by Bankers Trust .............................    (16,609)
                                                                           --------
     Net Expenses ......................................................      2,932
                                                                           --------
Net Investment Income ..................................................      1,296
                                                                           --------
   Realized and Unrealized Gain (Loss) on Investments,
      Foreign Currencies and Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ..........................................    (69,540)
      Foreign Currency Transactions ....................................     (5,773)
      Forward Foreign Currency Transactions ............................     (6,032)
   Net Change in Unrealized Appreciation/Depreciation on Investments,
      Foreign Currencies and Forward Foreign Currency Contracts ........     56,037
                                                                           --------
Net Realized and Unrealized Loss on Investments, Foreign Currencies, and
   Forward Foreign Currency Contracts ..................................    (25,307)
                                                                           --------
Net Decrease in Assets from Operations .................................   $(24,011)
                                                                           ========

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 For the period
                                                                              For the six        June 30, 1998(2)
                                                                             months ended            through
                                                                            March 31, 1999(3)    September 30, 1998
                                                                            -----------------    ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ............................................          $   1,296           $   2,671
   Net Realized Gain (Loss) from Investments, Foreign Currencies
      and Forward Foreign Currency Transactions .....................            (81,344)              9,979
   Net Change in Unrealized Appreciation/Depreciation on Investments,
      Foreign Currencies and Forward Foreign Currency Contracts .....             56,037            (115,054)
                                                                               ---------           ---------
Net Decrease in Net Assets from Operations ..........................            (24,011)           (102,404)
                                                                               ---------           ---------
Capital Transactions
   Proceeds from Capital Invested ...................................            529,928             576,584
   Value of Capital Withdrawn .......................................           (448,502)            (50,489)
                                                                               ---------           ---------
Net Increase in Net Assets from Capital Transactions ................             81,426             526,095
                                                                               ---------           ---------
Total Increase in Net Assets ........................................             57,415             423,691
Net Assets
Beginning of Period .................................................            423,691                  --
                                                                               ---------           ---------
End of Period .......................................................          $ 481,106           $ 423,691
                                                                               =========           =========

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the period indicated for the International Small Company Equity Portfolio.

                                                                                                For the period
                                                                              For the six       June 30, 1998(2)
                                                                             months ended           through
                                                                            March 31, 1999(3)   September 30, 1998
                                                                            -----------------   ------------------
Supplemental Data and Ratios:
Net Assets, End of Year (000s omitted) ...................................      $ 481              $ 424
Ratios to Average Net Assets:
   Net Investment Income .................................................       0.52%(1)           2.63%(1)
   Expenses ..............................................................       1.10%(1)           1.10%(1)
   Decrease Reflected in Above Expense Ratio Due
      to Absorption of Expenses by Bankers Trust..........................       6.62%(1)          22.70%(1)
Portfolio Turnover Rate ..................................................         55%                11%

-------------
(1) Annualized
(2) Commencement of operations
(3) Unaudited

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

The International Small Company Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The portfolio is a subtrust or "series" of BT Institutional Portfolios. The BT Institutional Portfolios were organized as a master trust fund on October 8, 1997 under the laws of the State of New York and commenced operations on June 30, 1998. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements

The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions

The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts

Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes

The Portfolio is a partnership under Internal Revenue Code. Therefore, no federal income tax provision is necessary.

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

J. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.10% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.10% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The fund is offered as a cash management option to the Portfolio and other accounts managed by the Company.

The Portfolio is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus 0.45%. No amounts were drawn down or outstanding under the credit facilities as of and for the six months ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 1999, were $343,345 and $227,038, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 1999 was $492,032. The aggregate gross unrealized appreciation for all investments was $41,991 and the aggregate gross unrealized depreciation for all investments was $103,728.

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 4--Open Forward Foreign Currency Contracts

At March 31, 1999, the International Small Company Equity Portfolio had the following open forward foreign currency contracts outstanding:

---------------------------------------------------------------------------------------------------------------
                                                                                              Net Unrealized
                                                                                               Appreciation
Contracts to Deliver          In Exchange For          Settlement Date       Value (US$)   (Depreciation) (US$)
---------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------
British Pound         6,728      US Dollar     11,000     5/14/99               10,840             $   160
British Pound         2,000      US Dollar      3,219     5/14/99                3,222                  (4)
British Pound         7,913      US Dollar     12,847     5/14/99               12,749                  97
British Pound         4,000      US Dollar      6,451     5/14/99                6,445                   6
Canadian Dollar      15,000      US Dollar      9,851     5/18/99                9,945                 (94)
Danish Krone          5,000      US Dollar        744     5/25/99                  726               17.35
Euro                 78,736      US Dollar     88,900      4/9/99               84,807               4,093
Euro                 15,000      US Dollar     16,359      4/9/99               16,157                 203
Euro                  1,653      US Dollar      1,809     6/24/99                1,787                  22
Japanese Yen      1,400,760      US Dollar     12,000     6/22/99               11,907                  93
Japanese Yen      1,062,702      US Dollar      9,000     6/22/99                9,034                 (34)
Japanese Yen      1,670,865      US Dollar     14,000     6/22/99               14,203                (203)
Japanese Yen      1,895,000      US Dollar     15,565     6/22/99               16,108                (544)
Japanese Yen        360,000      US Dollar      3,050     6/22/99                3,060                 (11)
Japanese Yen        236,560      US Dollar      2,000     6/22/99                2,011                 (11)
Japanese Yen        365,000      US Dollar      3,133     6/22/99                3,103                  30
Japanese Yen        115,870      US Dollar      1,000     6/22/99                  985                  15
Japanese Yen        352,470      US Dollar      3,000     6/22/99                2,996                   4
Japanese Yen        700,000      US Dollar      5,875     6/22/99               95,950                 (75)
Norwegian Krone     104,830      US Dollar     13,494     6/11/99               13,478                  16
Swedish Krona       392,279      US Dollar     48,150     6/11/99               47,713                 437
---------------------------------------------------------------------------------------------------------------
                                                                           Total Sales             $ 4,220
---------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------
British Pound         4,000      US Dollar      6,510     5/14/99                6,445             $   (65)
British Pound         2,000      US Dollar      3,254     5/14/99                3,222                 (32)
British Pound         2,000      US Dollar      3,254     5/14/99                3,222                 (32)
British Pound         2,000      US Dollar      3,273     5/14/99                3,222                 (52)
British Pound         5,000      US Dollar      8,125     8/16/99                8,056                 (70)
Danish Krone          5,000      US Dollar        743     5/25/99                  726                 (17)
Euro                 15,000      US Dollar     16,240      4/9/99               16,197                 (43)
Euro                 15,000      US Dollar     16,364      4/9/99               16,197                (167)
Euro                  5,000      US Dollar      5,448      4/9/99                5,399                 (49)
Euro                  4,000      US Dollar      4,358      4/9/99                4,319                 (39)
Euro                  2,000      US Dollar      2,165      4/9/99                2,160                  (5)
Euro                 15,000      US Dollar     16,157      4/9/99               16,197                  41
Euro                  5,000      US Dollar      5,629      4/9/99                5,386                (243)
Japanese Yen      8,298,900      US Dollar     71,211     6/22/99               70,545                (666)
Swedish Krona       110,000      US Dollar     13,494     6/11/99               13,379                (114)
Swedish Krona        24,700      US Dollar       3000     6/11/99                3,004                   4
---------------------------------------------------------------------------------------------------------------
                                                                       Total Purchases             $(1,548)
---------------------------------------------------------------------------------------------------------------
                                                           Net Unrealized Appreciation             $ 2,672
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Small Company Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 5--Risks of Investing in International Small Company Stocks

Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

Note 6--Subsequent Event

Subsequent to period end, the portfolio entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

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


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


Investment Advisor and Administrator of the Portfolio
Bankers Trust Company
130 Liberty Street
New York, NY 10006

Distributor
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

Custodian and Transfer Agent
Bankers Trust Company
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
Willkie Farr & Gallagher
787 7th Avenue
New York, NY 10019

[LOGO]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.

Institutional International Small Company Equity Fund          CUSIP #055924831
BT Institutional Funds                                         810 SA (3/99)

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101